UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 20, 2008

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On February 22, 2008, Alaska Communications Systems Group, Inc. (the "Company") issued a press release announcing certain matters relating to its expected 2007 fiscal year end results. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 20, 2008, management of the Company and the Audit Committee of its Board of Directors concluded that the Company’s previously issued financial statements and earnings press releases relating to periods commencing on or after January 1, 2006 should no longer be relied upon. In the course of its 2007 annual review of financial results and application of financial controls, management identified errors in the Company’s previously reported depreciation expense for fiscal years 2006 and 2007. Certain groups of assets employed in the Company's intrastate operations are depreciated over extended lives as required by state regulations, giving rise to "regulatory assets." As the result of a programmatic error, the Company incorrectly ceased to depreciate those regulatory assets prior to their becoming fully depreciated. The Company’s regulatory asset and the depreciation of the asset are governed by Statement of Financial Accounting Standards (SFAS) 71 "Accounting for the Effects of Certain Types of Regulation."

Based on its review to date, management has concluded that the Company will need to restate its financial statements for all quarterly and annual periods commencing on or after January 1, 2006. These periods comprise the three months ended March 31, June 30 and September 30 in each of 2006 and 2007 and the fiscal year ended December 31, 2006. The Company's management and its Audit Committee have discussed the matters set forth in this Item 4.02(a) with KPMG LLP, the Company’s independent registered accounting firm.

In light of the disclosure provided in this report, management has concluded that material weaknesses exist in the Company's internal controls over financial reporting.

The Company intends to provide all restated financial statements referred to in this Item 4.02(a), including explanatory information, in its upcoming Annual Report on Form 10-K for the fiscal year ended December 31, 2007. In addition, the Company expects to include in such Form 10-K management's conclusions and further assessments relating to the material weaknesses in the Company's internal controls over financial reporting.

The Company issued a press release on February 22, 2008 addressing the matters set forth in this Item 4.02(a), a copy of which is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 -- Press Release dated February 22, 2008

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

February 22, 2008	By:	/s/ David Wilson

Name: David Wilson
Title: SVP & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated February 22, 2008